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                                                                      EXHIBIT 21

                            HILLENBRAND INDUSTRIES, INC.
                           SUBSIDIARIES OF THE REGISTRANT


All subsidiaries of the Company are wholly-owned Indiana corporations, unless otherwise noted.


     Batesville Casket Company, Inc.
     Hill-Rom, Inc.
     Forethought Financial Services, Inc.
     Hillenbrand Industries FSC (Barbados), Inc.,
          a Barbados corporation
     Hillenbrand Investment Advisory Corporation,
          a Delaware corporation
     Hillenbrand Properties, Inc.
     Medeco Security Locks, Incorporated, a Virginia corporation
     Sherman House Corporation
     Tudor Travel, Inc.
     Cutler Property, Inc.
     Old Brick Property, Inc.
     Memory Showcase, Inc.
     Sleep Options, Inc.
     The Acorn Development Group, Inc.

     Subsidiaries of Batesville Casket Company, Inc.
          Batesville International Corporation
          Batesville Casket de Mexico, S.A. de C.V., a Mexican corporation

     Subsidiary of Batesville Casket de Mexico, S.A. de C.V.
          Industrias Arga, S.A. de C.V.

     Subsidiaries of Hill-Rom, Inc.
          Hill-Rom Company, Inc.
          Air-Shields Vickers, Inc., a Delaware corporation
          MEDAES Holdings, Inc., a Georgia corporation
     Subsidiaries of Hill-Rom Company, Inc.
          PaTMark Company, Inc., a Delaware corporation
          Support Systems International, Inc.
          Tron Business Systems, Inc., a Nevada corporation
          APEX Information Services, Inc.
          Hill-Rom NETLINX, Inc., an Indiana corporation

     Jointly owned subsidiary of Hill-Rom, Inc. and Hill-Rom Company, Inc.
          Hill-Rom International, Inc., a Delaware corporation

     Subsidiaries of Hill-Rom International, Inc.
          Support Systems International B.V., a Netherlands corporation Hill-Rom SARL, a French corporation
          MIE Holdings, Limited, a United Kingdom corporation

     Subsidiary of MIE Holdings, Limited
          Medical Industrial Equipment, Limited, a United Kingdom corporation

                                         (1)
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     Subsidiaries of Air-Shields Vickers, Inc.
          Air-Shields Inc., a Delaware corporation
          NARCO Medical Services, Inc., a Georgia corporation

     Subsidiary of Air-Shields, Inc.
          NARCO Scientific, Limited, a Canadian corporation

     Subsidiaries of MEDAES Holdings, Inc.
          MEDAES, Inc., a Georgia corporation
          MEDAES, Limited, a United Kingdom corporation

     Subsidiaries of Support Systems International B.V.
          SSI Medical Services B.V., a Netherlands corporation
          Support Systems International Finance, Ltd., a United Kingdom
           corporation
          SSI Medical Services, Spa, an Italian corporation
          John Bukowansky A.G., an Austrian corporation
          Hillrom S.A., a Switzerland corporation

     Subsidiary of Support Systems International Finance, Ltd.
          SSI Medical Services, Ltd., a United Kingdom corporation

     Subsidiaries of Hill-Rom GmbH
          Hill-Rom Therapy GmbH, a German corporation
          L. & C. Arnold GmbH, a German corporation

     Jointly owned subsidiary of Support Systems International B.V. and Hill-Rom
       International, Inc.
          Hill-Rom Holdings GmbH, a German corporation

     Subsidiaries of Hill-Rom SARL
          SSI Industries SARL, a French corporation
          Le Couviour, S.A., a French corporation
          Hill-Rom B.V., a Netherlands corporation
          SCI LeCouviour Immoblier, a French corporation

     Subsidiaries of Forethought Financial Services, Inc.
          Forethought Life Insurance Company
          The Forethought Group, Inc.
          Forethought Florida, Inc.
          ForeLife Agency, Inc.
          Forethought National TrustBank, federally chartered
          Forethought Investment Management, Inc.

     Subsidiary of Forethought Life Insurance Company
          Forethought Properties, Inc.

     Jointly owned subsidiary of Batesville International Corporation, Hill-Rom Company, Inc., Hill-Rom, Inc. and Medeco Security Locks,
       Incorporated
          Hillenbrand Industries Canada, Ltd., an Ontario (Canada) corporation





                                         (2)